UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Mistras Group, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Your **Vote** Counts!

MISTRAS GROUP, INC.

2024 Annual Meeting
Vote by May 13, 2024
11:59 PM EDT

MISTRAS GROUP, INC.
195 CLARKSVILLE ROAD
PRINCETON JUNCTION, NJ 08550

V38450-P04477

You invested in MISTRAS GROUP, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the Annual Meeting of Shareholders to be held on May 14, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 14, 2024
11:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/MG2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Nicholas DeBenedictis 02) James J. Forese 03) Richard H. Glanton 04) Michelle J. Lohmeier 05) Charles P. Pizzi 06) Manuel N. Stamatakis 07) Sotirios J. Vahaviolos	For
2. To ratify the appointment by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as independent registered public accounting firm of Mistras Group, Inc. for the year ending December 31, 2024.	For
3. To approve the Mistras Group, Inc. Amended and Restated 2016 Long-Term Incentive Plan, including the number of shares authorized to be issued.	For
4. To approve, on an advisory basis, the compensation of Mistras Group, Inc.'s named executive officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V38451-P04477